UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Shareholder Meeting of Allied World Assurance Company Holdings, AG (the “Company”), the Company’s shareholders approved the cancellation of 2,326,900 voting shares and 173,100 non-voting shares held in treasury and a corresponding reduction of the Company’s share capital and participation capital. At the annual meeting, the Company’s shareholders also approved a dividend in the form of a par value reduction payable in four quarterly installments. The aggregate par value reduction amount was 1.32 Swiss francs (CHF), which was equal to $1.50 per share, or $0.375 per quarter, at the time of the annual meeting. The par value reduction amount for each installment will be adjusted up or down to equal $0.375 per share near the time of payment, subject to an aggregate cap for the four installments of CHF 1.98, as further described in the Company’s 2012 Proxy Statement, dated March 16, 2012.

For the first installment, the par value reduction amount was fixed at CHF 0.36 or $0.375 per share based on the published USD/CHF exchange rate of 0.9779 on July 19, 2012. Accordingly, the Company’s shareholders of record at the close of business on July 30, 2012 will receive the dividend scheduled for payment on August 6, 2012. Following the par value reduction, the par value of the Company’s shares is CHF 13.33 per share.

To accomplish the cancellation of the treasury shares and the first installment of the par value reduction, the Company amended and restated its Articles of Association, which became effective upon registration in the Commercial Register in the Canton of Zug, Switzerland on July 30, 2012. A copy of the Company’s amended and restated Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On August 1, 2012, the Board of Directors (the “Board”) of the Company amended the Company’s Organizational Regulations to update the purpose of certain of the Board’s committees. A copy of the amended and restated Organizational Regulations is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

3.2	Organizational Regulations of Allied World Assurance Company Holdings, AG, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: August 3, 2012	By:	/s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

3.2	Organizational Regulations of Allied World Assurance Company Holdings, AG, as amended and restated.